AMERICA'S UTILITY FUND
                         Supplement to Prospectus dated
                                  May 3, 1999


The Fund is managed by co-managers Matthew D. Finn and Dorris Kelley-Watkins of Mentor Investment Advisors, LLC ("Mentor Advisors"). Mr. Finn and Ms. Kelley-Watkins are also associated with Evergreen Investment Management Company ("EIMC") and/or Evergreen Asset Management Company ("EAMC"), which are affiliates of Mentor Advisors, and they are co-managers of Evergreen Utility Fund. Mr. Finn and Ms. Kelley-Watkins became employees of Mentor Advisors in June 1999.

Mr. Finn is Chief Investment Officer of EIMC's Growth and Income Group and has been associated with the Evergreen organization since March 1998. From April 1994 to March 1998 he was a Vice President and portfolio manager with Advantus Capital Management, Inc.

Ms. Kelley-Watkins joined EAMC as a Vice President and analyst in February 1996. She was a First Vice President and senior industry specialist when she left Merrill Lynch in February 1996 after 20 years with that company.

IF YOU WOULD LIKE ADDITIONAL INFORMATION CONCERNING THE FUND, PLEASE CALL MENTOR SERVICES COMPANY, INC. AT 1-800-487-3863.

July 1, 1999

MK 1158